  Exhibit 99.2

Additional Financial Information for Q3 2019

Definitions and Non-GAAP Measures

Direct written premiums represent the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct written premiums less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct written premiums and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve-month period. Management uses direct written premiums and net premiums written, along with other measures, to gauge the Company’s performance and evaluate results.

Core direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in other states (i.e., outside New York).

Net operating income (loss) - is net income (loss) exclusive of realized investment gains, net of tax. Net income (loss) is the GAAP measure most closely comparable to net operating income (loss).

Management uses net operating income along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including realized investment gains, and may vary significantly between periods. Net operating income is provided as supplemental information, not as a substitute for net income and does not reflect the Company’s overall profitability.

Underlying net loss ratio - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes and prior year loss development on the net loss ratio.

Underlying net loss ratio excluding Commercial Lines - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio excluding commercial lines and the effect of catastrophes and prior year loss development on the net loss ratio excluding commercial lines.

Net combined ratio excluding effect of catastrophes and prior year loss development - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes and prior year loss development on the net combined ratio.

We believe that these ratios are useful to investors and they are used by management to reveal the trends in our business that may be obscured by catastrophe losses and prior year loss development. Catastrophe losses cause our loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio and net combined ratio. Prior year loss development can cause our loss ratio to vary significantly between periods and separating this information allows us to better compare the results for the current accident period over time. We believe these measures are useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide them to facilitate a comparison to our outlook on the underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development. The most directly comparable GAAP measures are the net loss ratio and net combined ratio. The underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development should not be considered a substitute for the net loss ratio and net combined ratio and do not reflect the Company’s net loss ratio and net combined ratio.

Book Value Per Share

The Company’s book value per share at September 30, 2019 was $8.04, a decrease of 5.9% compared to $8.54 at September 30, 2018.

	30-Sep-19	30-Jun-19	31-Mar-19	31-Dec-18	30-Sep-18
Book Value Per Share	$8.04	$8.14	$7.78	$8.25	$8.54

% Decrease or Increase from specified period to 9/30/19		-1.2%	3.3%	-2.5%	-5.9%

The table below reconciles the direct written premiums and net written premiums to net premiums earned for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2019	2018	$ Change	% Change	2019	2018	$ Change	% Change
(000’s except percentages)
Direct and Net Written
Premiums Reconciliation:

Direct written premiums	$46,023	$38,785	$7,238	18.7%	$128,333	$107,175	$21,158	19.7%
Assumed written premiums	1	-	1	na%	1	1	-	-%
Ceded written premiums	(5,586)	(2,683)	(2,903)	108.2%	(20,914)	(19,409)	(1,505)	7.8%

Net written premiums	40,438	36,102	4,336	12.0%	107,420	87,767	19,653	22.4%
Change in unearned premiums	(6,218)	(8,568)	2,350	(27.4)%	(12,403)	(13,291)	888	(6.7)%

Net premiums earned	$34,220	$27,534	$6,686	24.3%	$95,017	$74,476	$20,541	27.6%

The table below details the breakdown of the direct written premiums between Core direct written premiums and Expansion direct written premiums for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2019	2018	$ Change	% Change	2019	2018	$ Change	% Change
(000’s except percentages)
Core and Expansion Direct
Written Premiums Reconciliation:

Core direct written premiums	$38,652	$35,930	$2,722	7.6%	$111,433	$101,256	$10,177	10.1%
Expansion direct written premiums	7,371	2,855	4,516	158.2%	16,900	5,919	10,981	185.5%
Direct written premiums	$46,023	$38,785	$7,238	18.7%	$128,333	$107,175	$21,158	19.7%

The following table reconciles net operating income (loss) to net income (loss) for the periods indicated:

	Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common share amounts and percentages)
Net Operating Income and Diluted Earnings per Common Share Reconciliation:

Net income (loss)	$(1,725)	$(0.16)	$3,934	$0.36	$(7,421)	$(0.69)	$3,973	$0.37

Net realized (gain) loss on investments	(998)		(352)		(3,712)		278
Less tax (expense) benefit on net realized (gain) loss	(210)		(74)		(780)		58

Net realized (gain) loss on investments, net of taxes	(788)	$(0.07)	(278)	$(0.02)	(2,932)	$(0.27)	220	$0.02

Net operating income (loss)	$(2,513)	$(0.23)	$3,656	$0.34	$(10,353)	$(0.96)	$4,193	$0.39

Weighted average diluted shares outstanding	10,779,641		10,791,123		10,769,817		10,780,590

The following table reconciles the Underlying net loss ratio excluding Commercial Lines to the net loss ratio for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2019	2018	Change		2019	2018	Change
Underlying Net Loss Ratio Excluding Commercial lines Reconciliation:

Net loss and loss adjustment expenses ("Net loss")
Underlying Net Loss Ratio Excluding Commercial lines	$15,653	$11,008	$4,645	42.2%	$44,069	$29,701	$14,368	48.4%
Commercial lines net loss	8,023	2,264	5,759	254.4%	18,459	5,514	12,945	234.8%
Catastrophe losses excluding commercial lines	492	375	117	31.2%	6,783	6,061	722	11.9%
Prior year loss development excluding commercial lines	613	(350)	963	na	2,277	463	1,814	391.8%
Net loss	24,781	13,297	11,484	86.4%	71,588	41,739	29,849	71.5%

Net premiums earned
Net premiums earned excluding commercial lines	30,475	23,992	6,483	27.0%	83,981	64,280	19,701	30.6%
Commercial lines net premiums earned	3,745	3,542	203	5.7%	11,036	10,196	840	8.2%
Net premiums earned	34,220	27,534	6,686	24.3%	95,017	74,476	20,541	27.6%

Underlying net loss ratio excluding commercial lines	51.4%	45.9%	5.5	pts	52.5%	46.2%	6.3	pts

Net loss ratio	72.4%	48.3%	24.1	pts	75.3%	56.0%	19.3	pts

The following table reconciles the net combined ratio excluding catastrophes and prior year loss development to the net combined ratio for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2019	2018	Percentage Point Change		2019	2018	Percentage Point Change
Net Combined Ratio Excluding Catastrophes and Prior Year Development Reconciliation:

Net Combined Ratio Excluding Catastrophes and Prior Year Development	93.9%	85.0%	8.9	pts	94.0%	85.1%	8.9	pts

Effect of catastrophe losses and prior year development
Catastrophe losses	1.3%	1.4%	(0.1)	pts	7.3%	8.2%	(0.9)	pts
Prior year development	14.7%	-0.4%	15.1	pts	11.8%	0.2%	11.6	pts
Effect of catastrophe losses and prior year development on net loss and loss adjustment expenses	16.0%	1.0%	15.0	pts	19.1%	8.4%	10.7	pts
Net underwriting expense ratio	0.0%	0.0%	-	pts	0.0%	0.6%	(0.6)	pts
Total effect of catastrophe losses and prior year development	16.0%	1.0%	15.0	pts	19.1%	9.0%	10.1	pts

Net combined ratio	109.9%	86.0%	23.9	pts	113.1%	94.1%	19.0	pts

The following table reconciles net operating income (loss) and diluted operating earnings (loss) per share exclusive of catastrophe and prior year loss development financial impact to net operating income (loss) and diluted operating earnings (loss) per share for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2019		2018		2019		2018
	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common share amounts)
Net Operating Income and Diluted Operating Earnings per Share Exclusive of Catastrophe and Prior Year Loss Development Financial Impact:

Net operating income (loss)	$(2,513)	$(0.23)	$3,656	$0.34	$(10,353)	$(0.96)	$4,193	$0.39

Catastrophe and prior year loss development financial impact
Ceding commission revenue	-		-		-		459
Total expenses	5,515		289		18,133		6,247
Income from operations before taxes	5,515		289		18,133		6,706
Income tax expense	302		25		1,365		1,119
Total catastrophe and prior year loss development financial impact	5,213	$0.48	264	$0.02	16,768	$1.56	5,587	$0.52

Net operating income (loss) exclusive of catastrophe and prior year loss development financial impact	$2,700	$0.25	$3,920	$0.36	$6,415	$0.60	$9,780	$0.91

Weighted average diluted shares outstanding	10,779,641		10,791,123		10,769,817		10,780,590

The following table summarizes gross and net written premiums, net premiums earned, net loss and loss adjustment expenses and net loss ratio by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Gross premiums written:
Personal lines	$40,996,459	$32,544,609	$109,143,415	$87,022,189
Livery physical damage	2,590,434	2,363,844	8,199,269	7,142,413
Other(1)	401,073	69,486	535,950	186,285
Total without commercial lines	43,987,966	34,977,939	117,878,634	94,350,887
Commercial lines (in run-off effective July 2019)(2)	2,036,185	3,807,533	10,455,421	12,825,369
Total gross premiums written	$46,024,151	$38,785,472	$128,334,055	$107,176,256

Net premiums written:
Personal lines(3)	$35,442,970	$30,352,772	$89,287,063	$69,016,575
Livery physical damage	2,590,434	2,363,844	8,199,269	7,142,413
Other(1)	400,317	73,449	522,596	169,709
Total without commercial lines	38,433,721	32,790,065	98,008,928	76,328,697
Commercial lines (in run-off effective July 2019)(2)	2,004,152	3,311,707	9,411,053	11,438,135
Total net premiums written	$40,437,873	$36,101,772	$107,419,981	$87,766,832

Net premiums earned:
Personal lines(3)	$27,487,526	$21,537,581	$75,737,374	$56,809,219
Livery physical damage	2,712,283	2,398,005	7,850,822	7,320,065
Other(1)	275,324	56,091	392,745	150,942
Total without commercial lines	30,475,133	23,991,677	83,980,941	64,280,226
Commercial lines (in run-off effective July 2019)(2)	3,744,877	3,542,230	11,036,237	10,195,912
Total net premiums earned	$34,220,010	$27,533,907	$95,017,178	$74,476,138

Net loss and loss adjustment expenses(4):
Personal lines	$14,389,168	$9,652,796	$46,666,275	$31,096,528
Livery physical damage	1,395,630	894,874	3,816,390	3,160,670
Other(1)	246,811	(63,570)	573,376	313,408
Unallocated loss adjustment expenses	726,778	548,819	2,072,570	1,654,466
Total without commercial lines	16,758,387	11,032,919	53,128,611	36,225,072
Commercial lines (in run-off effective July 2019)(2)	8,022,931	2,263,789	18,459,239	5,514,051
Total net loss and loss adjustment expenses	$24,781,318	$13,296,708	$71,587,850	$41,739,123

Net loss ratio(4):
Personal lines	52.3%	44.8%	61.6%	54.7%
Livery physical damage	51.5%	37.3%	48.6%	43.2%
Other(1)	89.6%	-113.3%	146.0%	207.6%
Total without commercial lines	55.0%	46.0%	63.3%	56.4%

Commercial lines (in run-off effective July 2019)(2)	214.2%	63.9%	167.3%	54.1%
Total	72.4%	48.3%	75.3%	56.0%

1.
“Other” includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2.
In July 2019, the Company decided that it will no longer underwrite Commercial Liability risks. See discussions above regarding the discontinuation of this line of business.
3.
See discussions above with regard to “Net Written Premiums and Net Premiums Earned”.
4.
See discussions above with regard to “Net Loss Ratio and Underlying Net Loss Ratio Excluding Commercial Lines”.

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Revenues
Net premiums earned	$34,220,010	$27,533,907	$95,017,178	$74,476,138
Ceding commission revenue	1,029,582	1,044,529	2,982,960	4,430,855
Net investment income	1,856,553	1,602,371	5,200,034	4,543,226
Net gains (losses) on investments	998,162	352,025	3,712,180	(277,835)
Other income	495,696	353,077	1,191,569	961,581
Total revenues	38,600,003	30,885,909	108,103,921	84,133,965

Expenses
Loss and loss adjustment expenses	24,781,318	13,296,708	71,587,850	41,739,123
Commission expense	7,779,344	6,594,323	21,931,933	18,411,460
Other underwriting expenses	6,430,734	5,193,679	17,983,174	15,301,168
Other operating expenses	705,710	683,309	2,774,350	1,773,983
Depreciation and amortization	646,201	440,383	1,876,202	1,273,975
Interest expense	456,545	456,545	1,369,635	1,365,052
Total expenses	40,799,852	26,664,947	117,523,144	79,864,761

(Loss) income before taxes	(2,199,849)	4,220,962	(9,419,223)	4,269,204
Income tax (benefit) expense	(474,687)	287,232	(1,998,251)	296,111
Net (loss) income	(1,725,162)	3,933,730	(7,420,972)	3,973,093

Other comprehensive income (loss), net of tax
Gross change in unrealized gains (losses)
on available-for-sale-securities	1,323,626	(242,453)	9,191,817	(4,591,699)

Reclassification adjustment for losses
included in net income	46,841	131,978	81,636	451,877
Net change in unrealized gains (losses)	1,370,467	(110,475)	9,273,453	(4,139,822)
Income tax (expense) benefit related to items
of other comprehensive income (loss)	(287,798)	12,416	(1,947,424)	858,377
Other comprehensive income (loss), net of tax	1,082,669	(98,059)	7,326,029	(3,281,445)

Comprehensive (loss) income	$(642,493)	$3,835,671	$(94,943)	$691,648

(Loss) Earnings per common share:
Basic	$(0.16)	$0.37	$(0.69)	$0.37
Diluted	$(0.16)	$0.36	$(0.69)	$0.37

Weighted average common shares outstanding
Basic	10,779,641	10,681,329	10,769,817	10,672,084
Diluted	10,779,641	10,791,123	10,769,817	10,780,590

Dividends declared and paid per common share	$0.0625	$0.1000	$0.2625	$0.3000

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2019	2018
	(unaudited)
Assets
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of
$4,127,384 at September 30, 2019 and $4,426,416 at December 31, 2018)	$3,825,505	$4,222,855
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of
$160,601,004 at September 30, 2019 and $155,431,261 at December 31, 2018)	166,220,711	151,777,516
Equity securities, at fair value (cost of $22,070,565 at September 30, 2019 and
$18,305,986 at December 31, 2018)	23,499,199	16,572,616
Other investments	2,425,904	1,855,225
Total investments	195,971,319	174,428,212
Cash and cash equivalents	25,639,050	21,138,403
Premiums receivable, net	14,352,521	13,961,599
Reinsurance receivables, net	26,580,449	26,367,115
Deferred policy acquisition costs	20,491,568	17,907,737
Intangible assets, net	500,000	670,000
Property and equipment, net	7,582,210	6,056,929
Deferred income taxes, net	540,295	354,233
Other assets	6,762,909	5,867,850
Total assets	$298,420,321	$266,752,078

Liabilities
Loss and loss adjustment expense reserves	$77,409,423	$56,197,106
Unearned premiums	90,068,683	79,032,131
Advance premiums	3,737,491	2,107,629
Reinsurance balances payable	809,836	1,933,376
Deferred ceding commission revenue	1,828,872	2,686,677
Accounts payable, accrued expenses and other liabilities	8,403,012	6,819,231
Income taxes payable	-	15,035
Long-term debt, net	29,427,386	29,295,251
Total liabilities	211,684,703	178,086,436

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,811,011 shares at September 30, 2019 and 11,775,148 at December 31, 2018; outstanding
10,783,572 shares at September 30, 2019 and 10,747,709 shares at December 31, 2018	118,110	117,751
Capital in excess of par	68,755,776	67,763,940
Accumulated other comprehensive income (loss)	4,441,716	(2,884,313)
Retained earnings	16,132,568	26,380,816
	89,448,170	91,378,194
Treasury stock, at cost, 1,027,439 shares at September 30, 2019
and at December 31, 2018	(2,712,552)	(2,712,552)
Total stockholders' equity	86,735,618	88,665,642

Total liabilities and stockholders' equity	$298,420,321	$266,752,078